UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2011

POP N GO
(Exact name of registrant as specified in its charter)

        Delaware                               333-88837                            95-4603172

(State or other jurisdiction Incorporated)  (Commission File No.)    (I.R.S Employer Identification No.)

12429 East Putnam Street, Whittier, California                           90602

       (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (562) 945-9351

________________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: A previously filed press release was filed in error on Form8-K, this amended filing reflects the corrected version of the press release issued on April 6, 2011

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Item 8.01 Other Events.

Pop N Go (the "Company") issued on April 6, 2011 a press release, entitled-"  POP N GO Ships N9000 to U-Vend Canada." The entire release reads as follows:

Whittier, CA-Pop N Go, Inc. (Pink Sheets:POPN)  announced today that the Company’s Model N9000  popcorn vending machine system has been shipped to U-Vend Canada Inc., a leading developer of self serve electronic kiosks for national brands (u-vend.com). Kiosks are placed in U-Vend’s national accounts. U-Vend has a national network of territory developers and authorized dealers who provide sales and service support.

The first N9000 will be installed in a food court and be tested by a national retail account. Pop N Go(www.popngo.com) through their exclusive manufacturer and distributor, AVT Inc of Corona, California, (www.avtinconline.com) Ticker: AVTCD and U-Vend are in talks for a significant  machine order pending the results of the pilot program.

“We are looking forward to the Pop N Go Popcorn dispensing system becoming our flagship food kiosk and becoming a vital link in our national advertising loop network. Our National accounts and territory developers are eagerly looking forward to this unique product.”,stated Paul Neelin, President, U-Vend Inc. We are also in talks to install the Pop N Go Popcorn unit in our mall island concept in both Canada and the US (U-Vend USA LLC) says Neelin.

For further information about this release contact, Rich Kaiser, Investor Relations, YES INTERNATIONAL, 757-306-6090 or email: rich@yesinternational.com

About Pop N Go, Inc.

Pop N Go produces a unique hot air popcorn machine, capable of delivering single servings of fresh hot popcorn, which meets the demands of today's market. The company's self-contained equipment produces fresh popcorn for each customer while allowing the customer to watch the entire popping process. Pop N Go's machine is sized to fit almost anywhere (2'x2'), and can be used as a stand-alone vending machine or in a manual mode for traditional foodservice applications. More information about Pop N Go can be found at www.popngo.com.

Safe Harbor under the Private Securities Litigation Reform Act of 1995: The statements which are not historical facts contained in this press release are forward-looking statements that involve certain risks and uncertainties including but not limited to risks associated with the uncertainty of future financial results, regulatory approval processes, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties as may be detailed in the Company's filings with the Securities and Exchange Commission. Nothing in this press release shall be construed as an offer to buy or sell any securities herein.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.

POP N GO

Date: April 8, 2011

By: /s/ Melvin Wyman

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Melvin Wyman

Chief Executive Officer